UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 29, 2003 (May 29, 2003)

NATIONAL COMMERCE FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-6094	62-0784645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Commerce Square, Memphis, Tennessee	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 523-3434

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

Two separate press releases issued by National Commerce Financial Corporation on May 29, 2003 are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COMMERCE FINANCIAL CORPORATION

By:	/s/ SHELDON M. FOX
Name: Sheldon M. Fox Title: Chief Financial Officer

Date: May 29, 2003

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EXHIBITS

99.1	Press Release, dated May 29, 2003
99.2	Press Release, dated May 29, 2003

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